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                              UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT


                 PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported):  February 22, 1999


                         LOWE'S COMPANIES, INC.
        (Exact Name of Registrant as Specified in its Charter)


     NORTH CAROLINA              1-7898                  56-0578072
(State Of Incorporation)      (Commission              (IRS Employer
                               File Number)          Identification No.)


                             Highway 268 East
                        North Wilkesboro, NC 28656
                              (336) 658-4000
 (Address and Telephone Number of Registrant's Principal Executive Offices)

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ITEM 5.   OTHER EVENTS.

     On February 22, 1999, the Company issued a news release announcing the fourth quarter and fiscal 1998 financial results. A copy of the news release is attached as an exhibit to this filing.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

   99.1(a) News release dated February 22, 1999 announcing fourth quarter and fiscal 1998 financial results.



                               SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LOWE'S COMPANIES, INC.

Date:   February 22, 1999

                                          By:    /S/ KENNETH W. BLACK, JR.
                                                  Kenneth W. Black, Jr.
                                                   Vice President and
                                                  Corporate Controller

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EXHIBIT INDEX


Exhibit No.            Description

99.1(a) News release dated February 22, 1999 announcing fourth quarter and fiscal 1998 financial results.